SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  AUGUST 22, 1996


                     GRAND PREMIER FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                      0-20987            36-4077455
(State or other jurisdiction       (Commission        (IRS Employer
    of incorporation)                File No.)      Identification No.)


 486 WEST LIBERTY STREET                               60084-2489
 (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code:  (847) 487-1818





               Exhibit Index is located on page 28

Item 2. Acquisition or disposition of Assets

        On August 22, 1996, Grand Premier Financial, Inc. (the "Company"), a Delaware corporation and a registered bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA"), acquired all of the outstanding capital stock of Grand National Bank, a national banking association, First Bank North, an Illinois state bank, First Bank South, an Illinois state bank, First National Bank of Northbrook, a national banking association, First Security Bank of Cary Grove, an Illinois state bank, Premier Trust Services, Inc., an Illinois trust company and a subsidiary of First Bank North, Premier Insurance Services, Inc., an Illinois corporation, Premier Operating Services, Inc., an Illinois corporation and American Suburban Mortgage Corporation, a currently inactive Illinois corporation. Grand National Bank and American Suburban Mortgage Corporation were formerly wholly-owned subsidiaries of Northern Illinois Financial Corporation, an Illinois corporation and a registered bank holding company under the BHCA ("Northern Illinois"). First Bank North, First Bank South, First National Bank of Northbrook, First Security Bank of Cary Grove, Premier Trust Services, Inc., Premier Insurance Services, Inc. and Premier Operating Services, Inc. (collectively, the "Premier Subsidiaries") were formerly direct or indirect subsidiaries of Premier Financial Services, Inc., a Delaware corporation and a registered bank holding company under the BHCA ("Premier").

        The acquisitions took place pursuant to the consummation of the merger (the "Merger") of Northern Illinois and Premier with and into the Company under the terms and conditions of an Agreement and Plan of Merger, dated January 22, 1996, as amended by the First Amendment to the Agreement and Plan of Merger, dated March 18, 1996, and the Second Amendment to the Agreement and Plan of Merger, dated August 15, 1996, among the Company, Premier and Northern Illinois (as amended, the "Merger Agreement"). The Company is a newly formed corporation, incorporated on January 12, 1996 by Premier and Northern Illinois for the purpose of effecting the Merger. Under the terms of the Merger Agreement, (i) each outstanding share of Northern Illinois common stock, no par value (the "Northern Illinois Common Stock, was converted into the right to receive 4.250 shares of Company common stock, $0.01 per share (the "Company Common Stock"), (ii) each outstanding share of Premier common stock, $5.00 par value ("Premier Common Stock"), was converted into the right to receive 1.116 shares of Company Common Stock, (iii) each outstanding share of Series B Perpetual Preferred Stock of Premier (the "Premier Series B Preferred Stock"), par value $1.00 per share and with a stated value of $1,000 per share and a right of conversion into shares of Premier Common Stock, was converted into the right to receive one share of convertible preferred stock of the Company, par value $0.01 per share and with a stated value of $1,000 per share, with terms substantially identical to the terms of the Premier Series B Preferred Stock,
(iv) each outstanding share of Series D Perpetual Preferred Stock of Premier, par value $1.00 per share and with a stated value of $1,000 per share (the "Premier Series D Preferred Stock") was converted into the right to receive one share of perpetual preferred stock of the Company, par value $0.01 per share and with a stated value of $1,000 per share, with terms substantially identical to the terms of the Premier Series D Preferred Stock, and (v) each outstanding option to purchase shares of Premier Common Stock was converted into an option to purchase that number of shares of Company Common Stock equal to the product of the number of shares of Premier Common Stock subject to the original option multiplied by the exchange ratio used to convert Premier Common Stock into Company Common Stock pursuant to the terms of the Merger Agreement. The number of shares of Company Common Stock to be issued in exchange for Northern Illinois Common Stock and Premier Common Stock in the Merger were determined on the basis of negotiations between Northern Illinois and Premier.

        Prior to the Merger, Howard A. McKee, either directly or indirectly through corporations which he controls, was the beneficial owner of 51.88% of the Northern Illinois Common Stock. Prior to the Merger, there was no material relationship between, on the one hand, Howard A. McKee, and, on the other hand, the Company, Premier or any of its affiliates, any officer or director of Premier or any of its affiliates, or any associate of any such person. Upon consummation of the Merger, Mr. McKee became a director of the Company. No person, entity or group held a controlling interest in Premier prior to the Merger.

        Grand National Bank has offices in Crete, Homewood, Tinley Park, South Chicago Heights, Mokena, Niles, Crystal Lake, Wauconda, Island Lake, Woodstock, Mundelein, Waukegan and Gurnee, Illinois. The Premier Subsidiaries have offices in Freeport, Stockton, Warren, Mt. Carroll, DeKalb, Dixon, Rockford, Polo, Sterling, Northbrook, Riverwoods and Cary, Illinois. The Company intends to continue to conduct, through Grand National Bank and the Premier Subsidiaries, the same businesses previously conducted by such entities and to use for such purposes any equipment and physical property acquired through the Merger.

        Additional information responsive to this item has been previously reported in the Company's Registration Statement on Form S-4, as amended, File No. 333-03327.

Item 5. Other Events

     At the Company's board meeting held on August 29 and 30, 1996, the Board of Directors appointed KPMG Peat Marwick LLP as the Company's auditors for the remainder of its 1996 fiscal year.

Item 7. Financial Statements and Exhibits

(a)          FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The following financial statements have been previously reported in the Company's Registration Statement on Form S-4, as amended, File No. 333-03327:

          (i)  Northern Illinois:

             (A) Audited Consolidated Balance Sheets as of December 31, 1995 and 1994;

             (B) Audited Consolidated Statements of Income for the years ended December 31, 1995, 1994 and 1993;

             (C) Audited Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993; and

             (D) Audited Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1995, 1994 and 1993.

        (ii) Premier:

             (A) Audited Consolidated Balance Sheets as of December 31, 1995 and 1994;

             (B) Audited Consolidated Statement of Earnings for the years ended December 31, 1995, 1994 and 1993;

             (C) Audited Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993; and

             (D) Audited Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993.

          The following financial statements are filed as part of this report:

        (i)  Northern Illinois:

             (A) Consolidated Balance Sheets as of June 30, 1996 (unaudited) and December 31, 1995 (audited);

             (B) Consolidated Statements of Income for the six months and three months ended June 30, 1996 and 1995 (unaudited);

             (C) Consolidated Statements of Shareholder Equity for the six months ended June 30, 1996 and 1995 (unaudited);

             (D) Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995 (unaudited); and

             (E) Notes to Consolidated Financial Statements for the six months and three months ended June 30, 1996 and 1995.

        (ii)  Premier:

             (A) Consolidated Balance Sheets as of June 30, 1996 (unaudited) and December 31, 1995 (audited);

             (B) Consolidated Statements of Earnings for the three months and six months ended June 30, 1996 and 1995 (unaudited);

             (C) Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995 (unaudited); and

             (D) Notes to Consolidated Financial Statements for the three months and six months ended June 30, 1996 and 1995.

(b) PRO FORMA FINANCIAL STATEMENTS.

     The following pro forma financial statements have been previously reported in the Company's Registration Statement on Form S-4, as amended, File No. 333-03327:

          Pro Forma Condensed Statements of Income for the years ended December 31, 1995, 1994 and 1993 (unaudited).

     The following pro forma financial statements are filed as part of this report:

   (i) Pro Forma Combined Condensed Balance Sheet as of June 30,1996 (unaudited); and

   (ii) Pro Forma Condensed Statements of Income for the three months and six months ended June 30, 1996 and 1995.

(c) EXHIBITS

     The following exhibits are filed or incorporated by reference in this report:

   Exhibit 2.1 Agreement and Plan of Merger, dated January 22, 1996, among Northern Illinois Financial Corporation, Premier Financial Services, Inc. and Grand Premier Financial, Inc. (incorporated by reference to the Company's Registration Statement on Form S-4, as amended, File No. 333-03327).

   Exhibit 2.2 First Amendment to Agreement and Plan of Merger, dated March 18, 1996, among Northern Illinois Financial

                         Corporation, Premier Financial Services, Inc., and Grand Premier Financial, Inc. (incorporated by reference to the Company's Registration Statement on Form S-4, as amended, File No. 333-03327).

   Exhibit 2.3 Second Amendment to Agreement and Plan of Merger, dated as of August 15, 1996, among Northern Illinois Financial Corporation, Premier Financial Services, Inc., and Grand Premier Financial, Inc.

   Exhibit 4.1 Rights Agreement, dated as of July 8, 1996, between Grand Premier Financial, Inc. and Premier Trust Services, Inc. (incorporated by reference to the Company's Registration Statement on Form S-4, as amended, File No. 333-03327).

                 NORTHERN ILLINOIS FINANCIAL CORPORATION
                            AND SUBSIDIARIES
                       CONSOLIDATED BALANCE SHEETS

                                 ASSETS
                    (000's omitted except share data)


                                               June 30,     December 31,
                                                 1996          1995
                                             -----------    ------------
                                             (Unaudited)     (Audited)

Cash and due from banks                      $ 23,581       $ 27,888
Interest bearing deposits in other banks          674          4,848
Securities available for sale, at market      289,681        333,244
Federal funds sold                              9,200          6,500
Loans, net of unearned income                 586,428        548,055
Less allowance for loan losses                 (5,987)        (5,585)
Premises and equipment                         22,876         22,778
Accrued interest receivable                     6,827          7,183
Other real estate owned                           731          1,610
Other assets                                    9,465          7,933
                                              -------        -------
                                             $943,476       $954,454
                                             ========       ========


                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Deposits
     Noninterest bearing                     $117,081       $113,839
     Interest bearing                         694,886        686,325
                                             --------       --------
          Total deposits                      811,967        800,164
  Short-term borrowings                        17,098         36,872
  Long-term borrowings                          8,567         11,588
  Other liabilities                             9,819         11,077
  Dividends payable                               503            857
                                              -------        -------
          Total liabilities                   847,954        860,558
                                             --------       --------

Shareholders' equity
  Common stock, no par value; authorized
    10,000,000 shares; issued and
    outstanding 2,956,784 and 2,956,784
    shares                                     16,697         16,697
  Retained earnings                            71,788         68,391
  Net unrealized securities gains, net
    of tax                                      7,037          8,808
                                             --------       --------
          Total shareholders' equity           95,522         93,896
                                             --------       --------

                                             $943,476       $954,454
                                             ========       ========

The accompanying notes are an integral part of these financial statements.


                 NORTHERN ILLINOIS FINANCIAL CORPORATION
                            AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF INCOME
                               (Unaudited)
                    (000's omitted except share data)
                 SIX MONTHS ENDED JUNE 30, 1996 AND 1995

                                               1996           1995
                                               ----           ----
Interest income
  Interest and fees on loans                 $24,579        $21,733
  Interest on federal funds sold                 146            415
  Interest on securities
     Taxable                                   6,287          6,619
     Exempt from federal income tax            2,808          2,262
  Interest on deposits in other banks             35              9
                                             -------        -------
          Total interest income               33,855         31,038
                                             -------        -------
Interest expense
  Interest on deposits                        15,151         13,276
  Interest on short-term borrowings              857          1,251
  Interest on long-term debt                     282            215
                                             -------        -------
          Total interest expense              16,290         14,742
                                             -------        -------
Net interest income                           17,565         16,296
Provision for loan losses                        670             94
                                             -------        -------
Net interest income after provision
  for loan losses                             16,895         16,202
                                             -------        -------
Other income
  Fees for customer deposit services           1,955          1,665
  Other operating income                       1,270          1,000
  Trust department income                        272            215
  Securities gains                               395          1,224
                                             -------        -------
          Total other income                   3,892          4,104
                                             -------        -------
Other expenses
  Salaries and employee benefits               8,522          7,391
  Occupancy and equipment expense              2,181          1,913
  Data processing                                544            607
  Federal Deposit Insurance premiums               5            824
  Other                                        3,937          3,651
                                             -------        -------
          Total other expenses                15,189         14,386
                                             -------        -------

Income before income taxes                     5,598          5,920
Applicable income taxes                        1,196          1,273
                                             -------        -------
Net Income                                   $ 4,402        $ 4,647
                                             =======        =======
Average number of common shares outstanding    2,957          2,986

Earnings per common share                      $1.49          $1.56

The accompanying notes are an integral part of these financial statements.


                 NORTHERN ILLINOIS FINANCIAL CORPORATION
                            AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF INCOME
                               (Unaudited)
                    (000's omitted except share data)
                THREE MONTHS ENDED JUNE 30, 1996 AND 1995

                                               1996           1995
                                               ----           ----
Interest income
  Interest and fees on loans                 $12,453        $11,117
  Interest on federal funds sold                  62            293
  Interest on securities
     Taxable                                   3,016          3,311
     Exempt from federal income tax            1,359          1,117
  Interest on deposits in other banks              7              2
                                             -------        -------
          Total interest income               16,897         15,840
                                             -------        -------
Interest expense
  Interest on deposits                         7,494          6,981
  Interest on short-term borrowings              361            637
  Interest on long-term debt                     152            136
                                             -------        -------
          Total interest expense               8,007          7,754
                                             -------        -------
Net interest income                            8,890          8,086
Provision for loan losses                        364             30
                                             -------        -------
Net interest income after provision
  for loan losses                              8,526          8,056
                                             -------        -------
Other income
  Fees for customer deposit services           1,026            840
  Other operating income                         509            492
  Trust department fees                          147            106
  Gains on other real estate owned               327
  Securities gains                               383            931
                                             -------        -------
          Total other income                   2,392          2,369
                                             -------        -------
Other expenses
  Salaries and employee benefits               4,388          3,658
  Occupancy and equipment expense              1,077            891
  Data processing                                253            304
  Federal Deposit Insurance premiums               2            412
  Other                                        2,180          2,042
                                             -------        -------
          Total other expenses                 7,900          7,307
                                             -------        -------
Income before income taxes                     3,018          3,118
Applicable income taxes                          657            639
                                             -------        -------
Net Income                                   $ 2,361        $ 2,479
                                             =======        =======

Average number of common shares outstanding    2,957          2,971

Earnings per common share                       $.80           $.83

The accompanying notes are an integral part of these financial statements.



                 NORTHERN ILLINOIS FINANCIAL CORPORATION
                            AND SUBSIDIARIES
       CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                               (Unaudited)
                    (000's omitted except share data)

                                                             Net
                                                          Unrealized
                                                        Gains (Losses)
                             Common Stock     Retained  on Available for
                           Shares    Amount   Earnings   Sale Securities
                         ---------  -------   --------  ----------------

Balance January 1, 1995  3,006,477  $16,978   $61,090        $(3,409)
 Net Income                                     4,647
  Cash dividends
    $.34 per share                             (1,014)
  Cost of shares
    acquired               (48,086)    (272)   (1,057)
  Change in unrealized
    gains (losses) on
    available for sale
    securities                                                 5,878
                          ---------  -------  -------        -------

Balance, June 30, 1995    2,958,391  $16,706  $63,666        $ 2,469
                          ========= ========  =======        =======




Balance, January 1, 1996  2,956,784  $16,697  $68,391        $ 8,808
  Net income                                    4,402
  Cash dividends
    $.34 per share                             (1,005)
  Change in unrealized
    gains (losses) on
    available for sale
    securities                                                (1,771)
                          ---------  -------  -------        -------

Balance, June 30, 1996    2,956,784  $16,697  $71,788        $ 7,037
                          =========  =======  =======        =======
















The accompanying notes are an integral part of these financial statements.


                 NORTHERN ILLINOIS FINANCIAL CORPORATION
                            AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF CASH FLOWS
                               (Unaudited)
                             (in thousands)
                 SIX MONTHS ENDED JUNE 30, 1996 AND 1995

                                               1996           1995
                                               ----           ----
Cash flows from operating activities:
  Interest and dividends received            $34,449        $31,737
  Fees and commissions received                3,497          2,880
  Interest paid                              (16,806)       (14,343)
  Cash paid to suppliers and employees       (13,558)       (14,750)
  Income taxes paid                           (1,865)        (1,761)
                                             --------       --------
          Net cash provided by operating
           activities                          5,717          3,763
                                             --------       --------
Cash flows from investing activities:
  Net decrease in interest bearing
    deposits in other banks                    4,174            932
  Sales of securities
     Available for sale                       34,257         17,194
  Maturities of securities
     Held to maturity                                         3,011
     Available for sale                       72,520         50,235
  Purchase of investment securities
     Available for sale                      (67,186)       (56,586)
  Net increase in loans                      (39,122)       (25,216)
  Purchase of officer life insurance            (164)          (174)
  Capital expenditures                        (1,170)          (712)
  Proceeds from the sale of property
    and equipment                                 31             14
  Proceeds from sale of other real
    estate owned                               1,687            165
                                             -------        --------
          Net cash provided (used) in
            investing activities               5,027        (11,137)
                                             -------        --------
Cash flows from financing activities:
  Net increase in deposits                    11,803         18,333
  Net increase (decrease) in short-term
    borrowings                               (19,774)         1,217
  Net increase (decrease) in long-term
    borrowings                                (3,021)           938
  Dividends paid                              (1,359)        (1,382)
  Common stock acquired                                      (1,328)
                                              -------       --------
          Net cash provided (used) in
            financing activities             (12,351)        17,778
                                             --------       -------
Net increase (decrease) in cash and
  cash equivalents                            (1,607)        10,404
Cash and cash equivalents at beginning
  of period                                   34,388         36,866
                                             -------        -------
Cash and cash equivalents at end of period   $32,781        $47,270
                                             =======        =======

The accompanying notes are an integral part of these financial statements.



                 NORTHERN ILLINOIS FINANCIAL CORPORATION
                            AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF CASH FLOWS
                               (Unaudited)
                             (in thousands)
                 SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                               (Continued)

                                               1996           1995
                                               ----           ----
Reconciliation of net income to net cash
  provided by operating activities:

Net income                                   $ 4,402        $ 4,647
                                             -------        -------

Adjustments to reconcile net income to net cash provided by operating activities:

  Provision for premium amortization           1,021          1,285
  Provision for discount accretion              (783)          (682)
  Provision for depreciation                   1,042            983
  Provision for loan losses                      670             94
  Provision for deferred income taxes           (377)        (1,565)
  Gain on sale of securities                    (395)        (1,224)
  (Gain) loss on disposition of equipment         (1)            17
  (Gain) on sale of other real estate owned     (327)
  Changes in assets and liabilities:
     Decrease in other assets                    671            144
     Increase (decrease) in other
       liabilities                              (206)            64
                                                -----          -----


          Total adjustments                    1,315           (884)
                                             -------        --------
Net cash provided by operating activities    $ 5,717        $ 3,763
                                             =======        =======
Supplemental schedule of noncash investing
  and financing activities:

  Net change in unrealized gains on
    securities available for sale            $(1,771)       $ 5,878
                                             =======        =======
  Loans transferred to other real estate
    owned throughout the year                $   481
                                             =======        =======
  Contributions and net earnings of the
    Execuflex Plan                           $   189        $   219
                                             =======        =======
  Securities purchased in June payable
    in July                                  $   115        $   506
                                             =======        =======
  Securities purchased settled in
    subsequent period                        $(1,353)       $  (936)
                                             =======        ========



The accompanying notes are an integral part of these financial statements.


                NORTHERN ILLINOIS FINANCIAL CORPORATION
                            AND SUBSIDIARIES

          NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the financial information of Northern Illinois Financial Corporation ("Northern Illinois") and its subsidiaries. All significant intercompany balances and transactions have been eliminated. The consolidated financial statements as of June 30, 1996 and 1995 have not been audited by independent public accountants. In management's opinion, all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the financial position and results of operations for the interim periods have been made. For a further description of significant accounting policies of Northern Illinois, see Northern Illinois' 1995 Annual Report on Form 10-K and Grand Premier's Registration Statement on Form S-4, as amended, File No. 333-03327.

2.   CONSUMMATION OF MERGER

     On August 22, 1996, the merger (the "Merger") of Northern Illinois and Premier Financial Services, Inc. ("Premier") with and into Grand Premier Financial, Inc. ("Grand Premier") was consummated pursuant to the terms and conditions of the Agreement and Plan of Merger, dated January 22, 1996, as amended by the First Amendment to the Agreement and Plan of Merger, dated March 18, 1996, and the Second Amendment to the Agreement and Plan of Merger, dated August 15, 1996, among Northern Illinois, Premier and Grand Premier. Pursuant to the terms of the Merger, each outstanding share of Northern Illinois common stock has been converted into the right to receive 4.250 shares of Grand Premier common stock, each outstanding share of Premier common stock has been converted into the right to receive 1.116 shares of Grand Premier common stock, and each outstanding share of preferred stock of Premier has been converted into the right to receive a share of Grand Premier preferred stock having terms and conditions substantially identical to the terms and conditions of such Premier preferred stock. The Merger will be accounted for as a pooling-of interests. Concurrently with the execution of the Merger Agreement, Northern Illinois and Premier entered into reciprocal stock option agreements. The options granted pursuant to those stock option agreements expired upon consummation of the Merger.


                    PREMIER FINANCIAL SERVICES, INC.
                       CONSOLIDATED BALANCE SHEETS


                                              June 30,      December 31,
                                                1996           1995
                                             -----------    ------------
                                             (Unaudited)     (Audited)
Assets
Cash and non-interest bearing deposits       $ 29,290,971   $ 37,390,597
Interest bearing deposits                       1,282,324        676,367
Federal funds sold                              1,325,000           -
                                             ------------   ------------

     Cash and cash equivalents                 31,898,295     38,066,964
                                             ------------   ------------
Securities available for sale                 269,313,341    265,326,397
Loans                                         331,027,351    326,975,311
  Less: Unearned discount                        (235,375)      (278,242)
        Allowance for possible loan losses     (3,757,870)    (3,849,863)
                                             ------------   ------------
     Net loans                                327,034,106    322,847,206
                                             ------------   ------------
Bank premises and equipment                    13,562,479     13,898,077
Excess cost over fair value of net
  assets acquired                              19,211,934     20,008,150
Accrued interest receivable                     6,237,713      6,514,630
Other assets                                    3,918,746      3,557,959
                                             ------------   ------------
     Total assets                            $671,176,614   $670,219,383
                                             ============   ============
Liabilities and stockholders' equity
Non-interest bearing deposits                $ 76,662,097   $ 82,694,865
Interest bearing deposits                     491,223,599    468,797,581
                                             ------------   ------------
     Deposits                                 567,885,696    551,492,446
                                             ------------   ------------
Short-term borrowings                          14,895,000     32,725,000
Securities sold under agreements
  to repurchase                                27,200,316     18,635,335
Accrued taxes and other expenses                2,105,851      5,033,133
Other liabilities                                 502,534        226,065
                                             ------------   ------------
     Total liabilities                       $612,589,397   $608,111,979
                                             ------------   ------------
Stockholders' equity
Preferred stock - $1 par value, 1,000,000
 shares authorized:
  Series A perpetual, $1,000 stated value,
    8.25%, 7,000 shares authorized, 5,000
    shares issued and outstanding                5,000,000     5,000,000
  Series B convertible, $1,000 stated value,
    7.50%, 7,250 shares authorized, issued
    and outstanding                              7,250,000     7,250,000
  Series D perpetual, $1,000 stated value,
    7.50%, 3,300 shares authorized, 2,000
    shares issued and outstanding                2,000,000     2,000,000


The accompanying notes are an integral part of these financial statements.



                    PREMIER FINANCIAL SERVICES, INC.
                       CONSOLIDATED BALANCE SHEETS
                               (Continued)


                                              June 30,      December 31,
                                                 1996           1995
                                             -----------    ------------
                                             (Unaudited)     (Audited)
Common stock- $5.00 par value
               June 30,       December 31,
No. of Shares    1996            1995
  Authorized   15,000,000     15,000,000
  Issued        6,592,582      6,544,347
  Outstanding   6,592,582      6,544,347       32,962,910     32,721,735
Retained earnings                              15,446,582     13,893,248
Unrealized gain (loss) on securities
  available for sale, net of tax               (4,072,275)     1,242,421
                                             ------------   ------------
     Stockholders' equity                    $ 58,587,217   $ 62,107,404
                                             ------------   ------------
     Total liabilities and stockholders'
       equity                                $671,176,614   $670,219,383
                                             ============   ============
































The accompanying notes are an integral part of these financial statements.



                    PREMIER FINANCIAL SERVICES, INC.
                   CONSOLIDATED STATEMENTS OF EARNINGS
                 SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                              (Unaudited)

                                               1996           1995
                                               ----           ----
Interest income
Interest and fees on loans                   $14,232,232    $13,301,848
Interest and dividends on investment
  securities:
     Taxable                                   7,243,718      6,957,988
     Exempt from federal income tax              835,783      1,112,889
Other interest income                            135,588        151,235
                                             -----------    -----------
          Interest income                     22,447,321     21,523,960
                                             -----------    -----------
Interest expense
Interest on deposits                          10,164,867      9,513,580
Interest on short-term borrowings              1,199,218      1,172,909
                                             -----------    -----------
          Interest expense                    11,364,085     10,686,489
                                             -----------    -----------
     Net interest income                      11,083,236     10,837,471
     Provision for possible loan losses          250,000        102,000
                                             -----------    -----------
Net interest income after provision
  for possible loan losses                    10,833,236     10,735,471
                                             -----------    -----------
Other income
Trust fees                                     1,374,657      1,285,976
Service charges on deposits                      974,449      1,001,561
Net gains on loans sold to secondary market       74,418         59,940
Investment securities gains, net                 113,895         60,273
Other operating income                         1,200,810        855,003
                                             -----------    -----------
          Other income                         3,738,229      3,262,753
                                             -----------    -----------
Other expenses
Salaries                                       4,053,822      4,043,789
Pension, profit sharing and other
  employee benefits                              675,747        660,080
Net occupancy of bank premises                 1,095,401      1,051,687
Furniture and equipment                          439,245        559,454
Federal Deposit Insurance premiums                 3,000        561,548
Amortization of excess cost over fair value
  of net assets acquired                         796,216        796,216
Other                                          2,905,051      2,536,207
                                             -----------    -----------
          Other expenses                       9,968,482     10,208,981
                                             -----------    -----------
Earnings before income taxes                   4,602,983      3,789,243
Applicable income taxes                        1,620,564      1,116,017
                                             -----------    -----------
Net earnings                                 $ 2,982,419    $ 2,673,226
                                             ===========    ===========
Earnings per share:
Average weighted shares outstanding            6,754,189      6,686,431
Net earnings                                        $.36           $.32
                                                    ====           ====
The accompanying notes are an integral part of these financial statements.

                    PREMIER FINANCIAL SERVICES, INC.
                   CONSOLIDATED STATEMENTS OF EARNINGS
                THREE MONTHS ENDED JUNE 30, 1996 AND 1995
                               (Unaudited)

                                               1996           1995
                                               ----           ----
Interest income
Interest and fees on loans                   $ 7,142,866    $ 6,858,822
Interest and dividends on investment
  securities:
     Taxable                                   3,753,644      3,624,227
     Exempt from federal income tax              412,809        558,914
Other interest income                             49,274         48,254
                                              ----------    -----------
          Interest income                     11,358,593     11,090,217
                                              ----------    -----------
Interest expense
Interest on deposits                           5,093,036      4,978,262
Interest on short-term borrowings                661,504        609,122
                                              ----------    -----------
          Interest expense                     5,754,540      5,587,384
                                              ----------    -----------
     Net interest income                       5,604,053      5,502,833
     Provision for possible loan losses          150,000         51,000
                                              ----------    -----------
Net interest income after provision
  for possible loan losses                     5,454,053      5,451,833
                                              ----------    -----------
Other income
Trust fees                                       711,461        637,037
Service charges on deposits                      487,298        501,884
Net gains on loans sold to secondary market      (21,077)        43,393
Investment securities gains, net                  44,976         37,755
Other operating income                           600,327        435,141
                                              ----------    -----------
          Other income                         1,822,985      1,655,210
                                              ----------    -----------
Other expenses
Salaries                                       2,069,106      2,036,286
Pension, profit sharing and other
  employee benefits                              322,501        340,063
Net occupancy of bank premises                   531,555        513,278
Furniture and equipment                          203,654        263,672
Federal Deposit Insurance premiums                 1,500        280,774
Amortization of excess cost over fair value
  of net assets acquired                         398,108        398,108
Other                                          1,492,100      1,323,728
                                              ----------    -----------
          Other expenses                       5,018,524      5,155,909
                                              ----------    -----------
Earnings before income taxes                   2,258,514      1,951,134
Applicable income taxes                          765,834        576,711
                                              ----------    -----------
Net earnings                                 $ 1,492,680    $ 1,374,423
                                             ===========    ===========
Earnings per share:
Average weighted shares outstanding            6,763,153      6,683,825
Net earnings                                        $.18           $.17
                                                    ====           ====

The accompanying notes are an integral part of these financial statements.

                    PREMIER FINANCIAL SERVICES, INC.
                  CONSOLIDATED STATEMENTS OF CASH FLOWS
                 SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                               (Unaudited)
                                                 1996           1995
                                                 ----           ----
Cash flows from operating activities:

Net earnings                                 $  2,982,419   $ 2,673,226

Adjustments to reconcile net earnings
  to net cash from operating activities:
    Amortization net, related to:
     Investment securities                        598,503       687,934
     Excess of cost over net assets acquired      796,216       796,216
       Other                                      168,334       167,679
    Depreciation                                  494,292       552,884
    Provision for possible loan losses            250,000       102,000
    Gain on sale related to:
     Investment securities                       (113,895)      (60,273)
     Loans sold to secondary market               (74,418)      (59,940)
    Change in:
     Accrued interest receivable                  276,917      (956,897)
     Other assets                                (360,787)     (726,466)
     Accrued taxes and other expenses          (2,927,282)    2,742,264
     Other liabilities                          3,014,343       132,254
                                              -----------    ----------
Net cash from operating activities              5,104,642     6,050,881
                                              -----------    ----------
Cash flows from investing activities:

    Purchase of investment securities
      held-to-maturity                                 -     (1,249,800)
    Purchase of securities available
      for sale                                (139,388,180) (81,762,186)
    Proceeds from:
     Maturities of investment securities
       held-to-maturity                                -      2,881,563
     Maturities of securities available
       for sale                                39,602,762    18,396,359
     Sales of securities available for sale    87,261,296    50,709,062
    Net (increase) decrease in loans           (4,503,683)  (17,367,939)
    Purchase of bank premises and equipment      (185,827)     (617,184)
                                              -----------   ------------
Net cash from investing activities            (17,213,632)  (29,010,125)
                                              -----------   ------------
Cash flows from financing activities:

    Net increase (decrease) in:
     Deposits                                  16,393,250    20,485,234
     Securities sold under agreements
       to repurchase                            8,564,981       657,712
     Short term borrowings                    (17,830,000)   (8,755,000)
    Reissuance of treasury stock                       -        149,762
    Exercised stock options                       152,860            -
    Cash dividends paid                        (1,340,770)   (1,205,545)
                                              -----------   ------------
Net cash from financing activities              5,940,321    11,332,163
                                              -----------   ------------

The accompanying notes are an integral part of these financial statements.


                    PREMIER FINANCIAL SERVICES, INC.
                  CONSOLIDATED STATEMENTS OF CASH FLOWS
                 SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                               (Unaudited)
                               (Continued)

                                                1996           1995
                                                ----           ----
Decrease in cash and cash equivalents          (6,168,669)  (11,627,081)
    Cash and cash equivalents,
      beginning of year                        38,066,964    45,870,359
                                              -----------   -----------
Cash and cash equivalents, for
      six months ended June 30               $ 31,898,295   $34,243,278
                                             ============   ===========










































The accompanying notes are an integral part of these financial statements.


                    PREMIER FINANCIAL SERVICES, INC.
                            AND SUBSIDIARIES
          NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Premier Financial Services, Inc. ("Premier") and its subsidiaries, all of which are wholly-owned. Significant intercompany balances and transactions have been eliminated. The consolidated financial statements as of June 30, 1996 and 1995 have not been audited by independent public accountants. In the opinion of management, the interim financial statements reflect all adjustments (consisting only of adjustments of a normal recurring nature) necessary for a fair presentation of Premier's financial position, results of operations and cash flows for the interim periods presented. The results for such interim periods are not necessarily indicative of the results for the full year. These financial statements should be read in conjunction with the consolidated financial statements and the accompanying notes to the consolidated financial statements included in Premier's 1995 Annual Report to Stockholders and Grand Premier's Registration Statement on Form S-4, as amended, File No. 333-03327.

2.   CONSUMMATION OF MERGER

     On August 22, 1996, the merger (the "Merger") of Premier and Northern Illinois Financial Corporation ("Northern Illinois") with and into Grand Premier Financial, Inc. ("Grand Premier") was consummated pursuant to the terms and conditions of the Agreement and Plan of Merger, dated January 22, 1996, as amended by the First Amendment to the Agreement and Plan of Merger, dated March 18, 1996, and the Second Amendment to the Agreement and Plan of Merger, dated August 15, 1996, among Premier, Northern Illinois and Grand Premier. Pursuant to the terms of the Merger, each outstanding share of Northern Illinois common stock has been converted into the right to receive 4.250 shares of Grand Premier common stock, each outstanding share of Premier common stock has been converted into the right to receive 1.116 shares of Grand Premier common stock, and each outstanding share of preferred stock of Premier has been converted into the right to receive a share of Grand Premier preferred stock having terms and conditions substantially identical to the terms and conditions of such Premier preferred stock. The Merger will be accounted for as a pooling-of interests. Concurrently with the execution of the Merger Agreement, Northern Illinois and Premier entered into reciprocal stock option agreements. The options granted pursuant to those stock option agreements expired upon consummation of the Merger.

3.   REDEMPTION OF PREMIER SERIES A PREFERRED STOCK

     On July 17, 1996, Premier redeemed all 5,000 shares of Premier Series A Perpetual Preferred Stock which was then outstanding at its stated value of $1,000 per share. Such redemption was effected through the use of borrowed funds.


                          GRAND PREMIER FINANCIAL, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   (Unaudited)
                                 (in thousands)

                                   Pro Forma      Pro Forma           Pro Forma
                                   Adjustments     Premier             Combined
                                     for          following            Assuming
                                   Redemption     Redemption          Redemption
                                   of Premier     of Premier          of Premier
                                    Series A       Series A Pro Forma  Series A
               Northern            Preferred      Preferred  Adjust-   Preferred
June 30, 1996  Illinois  Premier     Stock          Stock     ments      Stock
- -------------  --------  -------   -----------    ---------- --------- ----------

Cash and due
 from banks     23,581    29,291                   29,291                52,872
Interest bear-
 ing deposits      674     1,282                    1,282                 1,956
Federal funds
 sold            9,200     1,325                    1,325                10,525
Securities
 available for
 sale          289,681   269,313                  269,313               558,994
Loans          586,428   330,792                  330,792               917,220
  Allowance for
  loan losses   (5,987)   (3,758)                  (3,758)               (9,745)
Premises and
 equipment      22,876    13,563                   13,563                36,439
Excess cost
 over fair
 value of
 assets
 acquired                 19,212                   19,212                19,212
Accrued
 interest
 receivable      6,827     6,238                    6,238                13,065
Other assets    10,196     3,919                    3,919                14,115
               -------   -------    --------      -------   --------  ---------
               943,476   671,177        -         671,177        -    1,614,653
               =======   =======    ========      =======   ======== ==========
Deposits       811,967   567,886                  567,886             1,379,853
Borrowings      25,665    42,095    5,000(1)       47,095     5,000      72,760
Other
 liabilities    10,322     2,608                    2,608                12,930
               -------   -------    --------      -------   --------  ---------
  Total
   liabilities 847,954   612,589    5,000         617,589     5,000   1,465,543
               -------   -------    --------      -------   --------  ---------


The accompanying notes are an integral part of these financial statements.

_______________

(1) Assumes redemption of 5,000 shares of Premier Series A Preferred Stock at stated value through the use of borrowed funds.



                          GRAND PREMIER FINANCIAL, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   (Unaudited)
                                 (in thousands)
                                   (Continued)

                                   Pro Forma      Pro Forma           Pro Forma
                                   Adjustments     Premier             Combined
                                     for          following            Assuming
                                   Redemption     Redemption          Redemption
                                   of Premier     of Premier          of Premier
                                    Series A       Series A Pro Forma  Series A
               Northern            Preferred      Preferred  Adjust-   Preferred
June 30, 1996  Illinois  Premier     Stock          Stock     ments      stock
- -------------  --------  -------   ------------   --------- --------- -----------
Preferred Stock
 Premier Series A
  perpetual                5,000   (5,000)(1)          -                    -
 Premier Series B
  convertible              7,250                    7,250    (7,250)        -
 Premier Series D
  perpetual                2,000                    2,000    (2,000)        -
 GPF Series B
  convertible                                                 7,250       7,250
 GPF Series C
  perpetual                                                   2,000       2,000
Common stock    16,697    32,963                   32,963   (49,461)        199

Additional paid
 in capital                                                  49,461      49,461
Retained
 earnings       71,788    15,447                   15,447                87,235
Unrealized
 gain (loss)
 on securities
 available
 for sale        7,037    (4,072)                  (4,072)      -         2,965
                ------    -------    --------      -------    ------     ------
  Total
   stockholders'
   equity       95,522    58,588     (5,000)       53,588       -       149,110
               -------   -------    --------      -------   --------  ---------
               943,476   671,177                  671,177       -     1,614,653
               =======   =======    ========      =======   ========  =========






The accompanying notes are an integral part of these financial statements.


_______________

(1) Assumes redemption of 5,000 shares of Premier Series A Preferred Stock at stated value through the use of borrowed funds.


                      GRAND PREMIER FINANCIAL, INC.
            PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                               (Unaudited)
                    (In thousands, except share data)

Six Months Ended              Northern            Pro Forma      Pro Forma
 June 30, 1996                Illinois  Premier   Adjustments     Combined
- ----------------              --------  -------   -----------    ---------
Interest income
  Loans                       24,579    14,232                     38,811
  Federal funds sold             146                                  146
  Securities - taxable         6,287     7,244                     13,531
  Securities - nontaxable      2,808       836                      3,644
  Other                           35       135                        170
                              ------    ------    ------------     ------
Total interest income         33,855    22,447           -         56,302
                              ------    ------    ------------     ------
Interest expense
  Deposits                    15,151    10,165                     25,316
  Borrowings                   1,139     1,199                      2,338
                              ------    ------    ------------     ------
Total interest expense        16,290    11,364           -         27,654
                              ------    ------    ------------     ------
Net interest income           17,565    11,083           -         28,648
Provision for loan losses        670       250                        920
                              ------    ------    ------------     ------
Net interest income after
 provision for loan losses    16,895    10,833           -         27,728
                              ------    ------    ------------     ------
Other income
  Fees and service charges
    for services               1,955       974                      2,929
  Trust fees                     272     1,375                      1,647
  Securities gains               395       114                        509
  Gain on sale of loans                     74                         74
  Other operating income       1,270     1,201                      2,471
                              ------    ------    ------------     ------
Total other income             3,892     3,738           -          7,630
                              ------    ------    ------------     ------
Other expenses
  Salaries and benefits        8,522     4,730                     13,252
  Occupancy                    1,064     1,095                      2,159
  Furniture and equipment      1,117       439                      1,556
  Amortization of excess cost
    over fair value of assets
    acquired                               796                        796
  Other                        4,486     2,908                      7,394
                              ------    ------    ------------     ------
Total other expenses          15,189     9,968           -         25,157
                              ------    ------    ------------     ------
Income before income taxes     5,598     4,603           -         10,201
Income taxes                   1,196     1,621                      2,817
                              ------    ------    ------------     ------
Net income                     4,402     2,982           -          7,384
                              ======    ======    ============     ======
Earnings per share              1.49      0.36                       0.34
                              ======    ======    ============     ======
Weighted average common
 and common equivalent
 shares outstanding        2,957,000 6,754,189                 20,104,925
                           ========= =========                 ==========

The accompanying notes are an integral part of these financial statements.

                      GRAND PREMIER FINANCIAL, INC.
            PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                               (Unaudited)
                    (In thousands, except share data)

Six Months Ended              Northern            Pro Forma      Pro Forma
 June 30, 1995                Illinois  Premier   Adjustments     Combined
- ----------------              --------  -------   -----------    ---------
Interest income
  Loans                       21,733    13,302                     35,035
  Federal funds sold             415                                  415
  Securities - taxable         6,619     6,958                     13,577
  Securities - nontaxable      2,262     1,113                      3,375
  Other                            9       151                        160
                              ------    ------    -----------      ------
Total interest income         31,038    21,524           -         52,562
                              ------    ------    -----------      ------
Interest expense
  Deposits                    13,276     9,514                     22,790
  Borrowings                   1,466     1,173                      2,639
                              ------    ------    -----------      ------
Total interest expense        14,742    10,687           -         25,429
                              ------    ------    -----------      ------
Net interest income           16,296    10,837           -         27,133
Provision for loan losses         94       102                        196
                              ------    ------    -----------      ------
Net interest income after
 provision for loan losses    16,202    10,735           -         26,937
                              ------    ------    -----------      ------
Other income
  Fees and service charges
    for services               1,665     1,002                      2,667
  Trust fees                     215     1,286                      1,501
  Securities gains             1,224        60                      1,284
  Gain on sale of loans                     60                         60
  Other operating income       1,000       855                      1,855
                              ------    ------    -----------      ------
Total other income             4,104     3,263           -          7,367
                              ------    ------    -----------      ------
Other expenses
  Salaries and benefits        7,391     4,705                     12,096
  Occupancy                      913     1,052                      1,965
  Furniture and equipment      1,000       559                      1,559
  Amortization of excess cost
    over fair value of assets
    acquired                               796                        796
  Other                        5,082     3,097                      8,179
                              ------    ------    -----------      ------
Total other expenses          14,386    10,209           -         24,595
                              ------    ------    -----------      ------
Income before income taxes     5,920     3,789           -          9,709
Income taxes                   1,273     1,116                      2,389
                              ------    ------    -----------      ------
Net income                     4,647     2,673           -          7,320
                              ======    ======    ===========      ======
Earnings per share              1.56      0.32                       0.34
                              ======    ======    ===========      ======
Weighted average common
 and common equivalent
 shares outstanding        2,986,000 6,686,431                 20,152,557
                           ========= =========                 ==========

The accompanying notes are an integral part of these financial statements.


                      GRAND PREMIER FINANCIAL, INC.
            PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                               (Unaudited)
                    (In thousands, except share data)

Three Months Ended            Northern            Pro Forma      Pro Forma
 June 30, 1996                Illinois  Premier   Adjustments     Combined
- ------------------            --------  -------   -----------    ---------
Interest income
  Loans                       12,453     7,143                     19,596
  Federal funds sold              62                                   62
  Securities - taxable         3,016     3,754                      6,770
  Securities - nontaxable      1,359       413                      1,772
  Other                            7        49                         56
                              ------    ------     ----------      ------
Total interest income         16,897    11,359           -         28,256
                              ------    ------     ----------      ------
Interest expense
  Deposits                     7,494     5,093                     12,587
  Borrowings                     513       662                      1,175
                              ------    ------    -----------      ------
Total interest expense         8,007     5,755           -         13,762
                              ------    ------    -----------      ------
Net interest income            8,890     5,604           -         14,494
Provision for loan losses        364       150                        514
                              ------    ------    -----------      ------
Net interest income after
 provision for loan losses     8,526     5,454           -         13,980
                              ------    ------    -----------      ------
Other income
  Fees and service charges
    for services               1,026       487                      1,513
  Trust fees                     147       712                        859
  Securities gains               383        45                        428
  Loss on sale of loans                    (21)                       (21)
  Other operating income         836       600                      1,436
                              ------    ------    -----------      ------
Total other income             2,392     1,823           -          4,215
                              ------    ------    -----------      ------
Other expenses
  Salaries and benefits        4,388     2,392                      6,780
  Occupancy                      533       531                      1,064
  Furniture and equipment        544       204                        748
  Amortization of excess cost
    over fair value of assets
    acquired                               398                        398
  Other                        2,435     1,493                      3,928
                              ------    ------    -----------      ------
Total other expenses           7,900     5,018           -         12,918
                              ------    ------    -----------      ------
Income before income taxes     3,018     2,259           -          5,277
Income taxes                     657       766                      1,423
                              ------    ------    -----------      ------
Net income                     2,361     1,493           -          3,854
                              ======    ======    ===========      ======
Earnings per share              0.80      0.18                       0.18
                              ======    ======                     ======
Weighted average common
 and common equivalent
 shares outstanding        2,957,000 6,763,153                 20,114,929
                           ========= =========                 ==========

The accompanying notes are an integral part of these financial statements.


                      GRAND PREMIER FINANCIAL, INC.
            PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                               (Unaudited)
                    (In thousands, except share data)

Three Months Ended            Northern            Pro Forma      Pro Forma
 June 30, 1995                Illinois  Premier   Adjustments     Combined
- ------------------            --------  -------   -----------    ---------
Interest income
  Loans                       11,117     6,859                     17,976
  Federal funds sold             293                                  293
  Securities - taxable         3,311     3,624                      6,935
  Securities - nontaxable      1,117       559                      1,676
  Other                            2        48                         50
                              ------    ------    -----------      ------
Total interest income         15,840    11,090           -         26,930
                              ------    ------    -----------      ------
Interest expense
  Deposits                     6,981     4,978                     11,959
  Borrowings                     773       609                      1,382
                              ------    ------    -----------      ------
Total interest expense         7,754     5,587           -         13,341
                              ------    ------    -----------      ------
Net interest income            8,086     5,503           -         13,589

Provision for loan losses         30        51                         81
                              ------    ------    -----------      ------
Net interest income after
 provision for loan losses     8,056     5,452           -         13,508
                              ------    ------    -----------      ------
Other income
  Fees and service charges
    for services                 840       502                      1,342
  Trust fees                     106       637                        743
  Securities gains               931        38                        969
  Gain on sale of loans                     43                         43
  Other operating income         492       435                        927
                              ------    ------    -----------      ------
Total other income             2,369     1,655           -          4,024
                              ------    ------    -----------      ------
Other expenses
  Salaries and benefits        3,658     2,376                      6,034
  Occupancy                      431       513                        944
  Furniture and equipment        460       264                        724
  Amortization of excess cost
    over fair value of assets
    acquired                               398                        398
  Other                        2,758     1,605                      4,363
                              ------    ------    -----------      ------
Total other expenses           7,307     5,156           -         12,463
                              ------    ------    -----------      ------
Income before income taxes     3,118     1,951           -          5,069
Income taxes                     639       577                      1,216
                              ------    ------    -----------      ------
Net income                     2,479     1,374           -          3,853
                              ======    ======    ===========      ======
Earnings per share              0.83      0.17                       0.18
                              ======    ======    ===========      ======
Weighted average common
 and common equivalent
 shares outstanding        2,971,000 6,683,825                 20,085,899
                           ========= =========                 ==========

The accompanying notes are an integral part of these financial statements.


                 Notes to Pro Forma Financial Statements
                               (Unaudited)


1. The merger of Northern Illinois Financial Corporation ("Northern Illinois") and Premier Financial Services, Inc. ("Premier") with and into Grand Premier Financial, Inc. ("Grand Premier") was consummated on August 22, 1996 and will be accounted for as a pooling of interests. Each outstanding share of Northern Illinois and Premier common stock has been converted into 4.250 shares and 1.116 shares of Grand Premier common stock, respectively. Based upon the number of shares of common stock of Northern Illinois and Premier outstanding as of June 30, 1996, 12,566,332 and 7,357,321 shares of Grand Premier common stock ck would have been issued to the respective holders of Northern Illinois common stock and Premier common stock, respectively.

2. Each of the 7,250 shares of Premier Series B Preferred Stock has been converted into the right to receive one share of Grand Premier Series B Preferred Stock, and each of the 2,000 shares of Premier Series D Preferred Stock has been converted into the right to receive one share of Grand Premier Series C Preferred Stock.

3. On July 17, 1996, Premier redeemed all of the 5,000 outstanding shares of Premier Series A Preferred Stock at stated value using borrowed funds. This redemption is assumed to have occurred on June 30, 1996.

4. Earnings per share for the six months and three months ended June 30, 1996 and 1995 were computed by dividing net income (less preferred stock dividends) by the total of the average number of common shares and stock options outstanding during such periods. The aggregate amount of preferred stock dividends paid for the six months ended June 30, 1996 and 1995 and for the three months ended June 30, 1996 and 1995 were 553,125, 553,125, 276,563, and 276,563, respectively.

                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAND PREMIER FINANCIAL, INC.
                                   (Registrant)



Date: September 5, 1996            By: /s/ David L. Murray
                                      ------------------------------------
                                           David L. Murray
                                           Senior Executive Vice President
                                           and Chief Financial Officer

                              EXHIBIT INDEX

                                                                   Page
Number                   Description                              Number
- ------                   ------------                             ------

2.1 Agreement and Plan of Merger, dated January 22, 1996, among Northern Illinois Financial Corporation, Premier Financial Services, Inc. and Grand Premier Financial, Inc. (incorporated by reference to the Company's Registration Statement on Form S-4, as amended, File No. 333-03327).

2.2 First Amendment to Agreement and Plan of Merger, dated March 18, 1996, among Northern Illinois Financial Corporation, Premier Financial Services, Inc., and Grand Premier Financial, Inc. (incorporated by reference to the Company's Registration Statement on Form S-4, as amended, File No. 333-03327).

2.3 Second Amendment to Agreement and Plan of Merger, dated as of August 15, 1996, among Northern Illinois
          Financial Corporation, Premier Financial Services,
          Inc., and Grand Premier Financial, Inc.

4.1 Rights Agreement, dated as of July 8, 1996, between Grand Premier Financial, Inc. and Premier Trust Services, Inc. (incorporated by reference to the Company's Registration Statement on Form S-4, as amended, File No. 333-03327).